As filed with the Securities and Exchange Commission on July 20, 2005

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.    )

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|

Check the appropriate box:

|_|	Preliminary Proxy Statement

|_|	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|	Definitive Proxy Statement

|_|	Definitive Additional Materials

|_|	Soliciting Material Pursuant to Rule 14a-12

PREFERRED INCOME STRATEGIES FUND, INC.
CAPITAL AND INCOME STRATEGIES FUND, INC.
PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.
THE EUROPE FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|	No fee required.

|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

|_|	Fee paid previously with preliminary materials:

|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PREFERRED INCOME STRATEGIES FUND, INC.
CAPITAL AND INCOME STRATEGIES FUND, INC.
PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.
THE EUROPE FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2005 ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON AUGUST 23, 2005

TO THE STOCKHOLDERS OF
      PREFERRED INCOME STRATEGIES FUND, INC.
      CAPITAL AND INCOME STRATEGIES FUND, INC.
      PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.
      THE EUROPE FUND, INC.:

        NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders (each, a “Meeting” and, collectively, the “Meetings”) of each of the above-listed investment companies (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Tuesday, August 23, 2005 at the time specified for each Fund in Exhibit A to the Combined Proxy Statement for the following purposes:

(1)	To elect a Board of Directors of each Fund to serve for the ensuing year or for the specified term, as applicable, and until their successors have been duly elected and qualified or until their earlier retirement, resignation or removal;

(2)	To transact such other business as may properly come before the Meetings or any adjournment thereof.

        Each Fund’s Board has fixed the close of business on June 24, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting or any adjournment thereof.

        You are cordially invited to attend the Meeting for any Fund in which you own shares. Stockholders who do not expect to attend a Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at (800) 645-4519.

By Order of the Boards of Directors

ALICE A. PELLEGRINO Secretary of Preferred Income Strategies Fund, Inc., Capital and Income Strategies Fund, Inc., Preferred and Corporate Income Strategies Fund, Inc. and The Europe Fund, Inc.

Plainsboro, New Jersey Dated: July 20, 2005

COMBINED PROXY STATEMENT

PREFERRED INCOME STRATEGIES FUND, INC.
CAPITAL AND INCOME STRATEGIES FUND, INC.
PREFERRED AND CORPORATE INCOME STRATEGIES FUND, INC.
THE EUROPE FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

2005 ANNUAL MEETINGS OF STOCKHOLDERS

AUGUST 23, 2005

        The Funds will be referred to throughout this Combined Proxy Statement as listed below:

Fund	Term Used in this Combined Proxy Statement
Preferred Income Strategies Fund, Inc.	Preferred Income
Capital and Income Strategies Fund, Inc.	Capital and Income
Preferred and Corporate Income Strategies Fund, Inc.	Preferred and Corporate
The Europe Fund, Inc.	Europe

INTRODUCTION

        This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of each of the above-listed funds (each a “Fund” and, collectively, the “Funds”), to be voted at the 2005 Annual Meeting of Stockholders of each Fund (each, a “Meeting” and, collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Tuesday, August 23, 2005, at the time specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is July 22, 2005.

        All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

        1. “FOR” the election of the Director nominees of each Fund.

        Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

        The Board of Directors of each Fund has fixed the close of business on June 24, 2005 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meetings and at any adjournments thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of Common Stock and Auction Market Preferred Stock (“AMPS”), if applicable, indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of five percent or more of that Fund’s outstanding shares of Common Stock or five percent or more of the outstanding AMPS of such Fund, if applicable. This Combined Proxy Statement is being provided to the holders of Common Stock and AMPS, if applicable, of each Fund.

        The Board of Directors of each Fund knows of no business other than what is mentioned in Item 1 of the Notice of Meeting that will be presented for consideration at its Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS

        At the Meetings, the Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified or until their earlier retirement, resignation or removal. The nominees are David O. Beim, Robert C. Doll, Jr., James T. Flynn, W. Carl Kester and Karen P. Robards (collectively, the “Director Nominees”).

        It is intended that all properly executed proxies of the holders of AMPS, voting separately as a class, will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the two (2) Director Nominees listed in the chart below under “AMPS Director Nominees” to be elected by the holders of AMPS and all properly executed proxies of the holders of shares of Common Stock and AMPS, voting together as a single class, will be voted “FOR” the Director Nominees listed in the chart below under “Other Director Nominees” to be elected by the holders of shares of Common Stock and AMPS.

Fund	AMPS Director Nominees	Other Director Nominees
Preferred Income	Doll, Kester	Beim, Flynn, Robards
Capital and Income	N/A	Beim, Doll, Flynn, Kester, Robards
Preferred and Corporate	Doll, Kester	Beim, Flynn, Robards
Europe	N/A	Beim, Doll, Flynn, Kester, Robards

        The class of stockholder solicited and entitled to vote on the proposal is outlined below:

Fund	Class of Stockholder	Election of AMPS Directors	Election of Other Directors
Preferred Income	Common Stock	No	Yes
Preferred Income	AMPS	Yes	Yes
Capital and Income	Common Stock	N/A	Yes
Preferred and Corporate	Common Stock	No	Yes
Preferred and Corporate	AMPS	Yes	Yes
Europe	Common Stock	N/A	Yes

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        The Board of each Fund knows of no reason why any of the Director Nominees listed above for any Fund will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as that Fund’s Board of Directors may recommend.

        Certain information concerning the Director Nominees is set forth below. Additional information concerning the Director Nominees is set forth in Exhibit B to this Combined Proxy Statement.

Biographical Information

        Certain biographical and other information relating to the Director Nominee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) of each Fund, is set forth below:

Name, Address† and Age	Position(s) Held with Each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM-Advised Funds** and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr. (50)††	President and Director	President and Director* of each Fund since 2005.	President of MLIM/FAM-advised funds since 2005; President of MLIM and FAM since 2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	125 registered investment companies consisting of 169 portfolios	None

†	P.O. Box 9011, Princeton, New Jersey 08543-9011.
††	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with Merrill Lynch Investment Managers, L.P. (“MLIM”), FAM, Princeton Services and Princeton Administrators.
*	As a Director, Mr. Doll serves until his successor is elected and qualified, or until his death, resignation, or removal as provided in the respective Fund’s by-laws or charter or by statute, or until December 31 of the year in which he turns 72.
**	The complex of funds advised by FAM and MLIM.

        Certain biographical and other information relating to the Director Nominees who are not “interested persons,” as defined in the Investment Company Act, of any Fund and who are “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”) with respect to each Fund (sometimes

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referred to herein as “non-interested Directors” or “non-interested Director Nominees”) is set forth below. Each non-interested Director Nominee is a member of each Fund’s Audit Committee and each Fund’s Nominating Committee.

Name, Address† and Age	Position(s) Held with Each Fund	Term of Office†† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM-Advised Funds and Portfolios Overseen	Public Directorships
David O. Beim (65)**	Director	Director of each Fund since the year listed in Exhibit B.	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Chairman of Outward Bound U.S.A. from 1996 to 2001; Chairman of Wave Hill, Inc. since 1990; Trustee of Phillips Exeter Academy since 2002.	16 registered investment companies consisting of 21 portfolios	None

James T. Flynn (65)	Director	Director of each Fund since the year listed in Exhibit B.	Chief Financial Officer of J.P. Morgan & Co. Inc. from 1990 to 1995 and an employee of J.P. Morgan & Co. Inc. in various capacities from 1967 to 1995.	16 registered investment companies consisting of 21 portfolios	None

W. Carl Kester (53)	Director	Director of each Fund since the year listed in Exhibit B.	Mizuho Financial Group Professor of Finance, Senior Associate Dean and Chairman of the MBA Program of Harvard University Graduate School of Business Administration since 1999; James R. Williston Professor of Business Administration of Harvard University Graduate School of Business Administration from 1997 to 1999; MBA Class of 1958 Professor of Business Administration of Harvard University Graduate School of Business Administration from 1981 to 1997; Independent Consultant since 1978.	17 registered investment companies consisting of 22 portfolios	None

Karen P. Robards (55)*	Director	Director of each Fund since the year listed in Exhibit B.	President of Robards & Company, a financial advisory firm since 1987; formerly an investment banker with Morgan Stanley for more than ten years; Director of Enable Medical Corp. since 1996; Director of AtriCure, Inc. since 2000; Director of CineMuse Inc. from 1996 to 2000; Director of the Cooke Center for Learning and Development, a not-for-profit organization, since 1987.	16 registered investment companies consisting of 21 portfolios	None

†	The address of each non-interested Director Nominee is P.O. Box 9095, Princeton, New Jersey 08543-9095.
††	Each Director serves until his or her successor is elected and qualified, or until his or her death, resignation or removal as provided in the Funds’ respective by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.
*	Chairman of each Fund’s Board.
**	Chairman of each Fund’s Audit Committee.

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Committees and Board Meetings

        The Board of each Fund maintains two standing board committees, the Audit Committee and the Nominating Committee. Currently all of the non-interested Directors are members of each Fund’s Audit Committee and Nominating Committee. During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of that Fund held during the fiscal year and, if a member, the total number of meetings of the Audit Committee held during the fiscal year. For information about the number of meetings of the Board, the Audit Committee and Nominating Committee held during each Fund’s most recently completed fiscal year, see Exhibit A to the Combined Proxy Statement.

Audit Committees

        The principal responsibilities of each Audit Committee are the appointment, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Fund; (ii) discuss with the independent registered public accounting firm certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent registered public accounting firm or any other results of any audit; (iii) ensure that the independent registered public accounting firm submits on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent registered public accounting firm and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent registered public accounting firm’s independence; and (iv) consider the comments of the independent registered public accounting firm with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto.

        Each Fund has adopted a written Charter for the Audit Committee, which is attached as Exhibit D to this Combined Proxy Statement. Each Fund’s Audit Committee also has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from Deloitte & Touche LLP (“D&T”), independent registered public accounting firm for Capital and Income, and from Ernst & Young LLP (“E&Y”), independent registered public accounting firm for Preferred Income, Preferred and Corporate and Europe. Each Audit Committee has discussed with D&T or E&Y, as applicable, such firm’s independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 61. Each Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of those accountants.

        Each Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s Annual Report to Stockholders, the Audit Committee would be notified by Fund management

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or the independent registered public accounting firm. The Audit Committees received no such notifications for any of the Funds. Following each Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm, each Audit Committee recommended to the Directors that the Fund’s audited financial statements for the 2005 fiscal year (each Fund’s fiscal year end is set forth in Exhibit A) be included in each Fund’s Annual Report to Stockholders.

Nominating Committees

        The principal responsibilities of each Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While each Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the applicable Fund’s Secretary and include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever source using the same standard. The Board of each Fund has adopted a written charter for the Nominating Committee, a copy of which is attached hereto as Exhibit E.

        In identifying and evaluating a potential nominee to serve as a non-interested Director of a Fund, the Nominating Committee will consider, among other factors, (i) the person’s business and professional experience, education, character and integrity; (ii) whether the individual is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified to serve as a Director under applicable laws and regulations; (iii) the nature of any business, charitable, financial or family relationships that might impair the individual’s independence; (iv) whether the individual is financially literate pursuant to the listing standards of the NYSE; (v) whether the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vi) the person’s willingness to serve and ability to commit the time necessary to perform the duties of a Fund Director; and (vii) whether the selection and nomination of the person is consistent with the Fund’s retirement policy.

Stockholder Communications

        Stockholders may send written communications to a Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the applicable Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08536). Such communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information—Stockholder Proposals” herein.

Director Attendance at Stockholder Meetings

        The Funds have no formal policy regarding Director attendance at stockholder meetings. None of the Funds’ Directors attended the 2004 Annual Meetings of Stockholders.

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Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the NYSE. Officers, Directors and greater than ten percent stockholders of each Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

        Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year except that James T. Flynn, a Director of each of the Funds, inadvertently made late Form 4 filings with respect to Preferred Income and Preferred and Corporate.

Interested Persons

        Each Fund considers Mr. Doll to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on his current positions with FAM, MLIM, Princeton Services and Princeton Administrators. Effective January 1, 2005, Mr. Doll was elected the President of each Fund by the Board.

Compensation of Directors

        Each non-interested Director receives an aggregate annual retainer of $108,750 for his or her services to the MLIM/FAM-advised funds. The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each fund. In addition, each non-interested Director receives a fee for each in-person Board meeting attended and each in-person Audit Committee meeting attended. The aggregate annual per-meeting fees paid to each non-interested Director total $46,000 for all MLIM/FAM-advised funds for which that Director serves and are allocated equally among those funds. The Chairman of the Board of Directors and the Chairman of the Audit Committee each receive an additional annual retainer in the amounts of $40,000 and $10,000, respectively, which is paid quarterly and allocated to each MLIM/FAM-advised fund for which such Director provides services, based on the relative net assets of each fund.

        Information relating to (i) the aggregate fees and expenses paid by each Fund to its non-interested Directors during the Fund’s most recently completed fiscal year is set forth in Exhibit A to this Combined Proxy Statement and (ii) the compensation received by each non-interested Director from each Fund and from all MLIM/FAM-advised funds is set forth in Exhibit B to this Combined Proxy Statement.

Officers of the Funds

        Information relating to the officers of each Fund is set forth in Exhibit C. Officers of the Funds are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

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Stock Ownership

        Set forth in Exhibit B to this Combined Proxy Statement is the following information for each Director Nominee: (i) the number of shares of Common Stock and AMPS of each Fund owned; (ii) the aggregate dollar range such stock ownership represents; and (iii) the aggregate dollar range of equity securities owned in all MLIM/FAM-advised funds.

        As of the Record Date, no non-interested Director or Nominee or his or her immediate family members, owned beneficially or of record any securities of ML &Co. As of the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Fund’s outstanding shares. At such date, Mr. Doll, President and a Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

        The Board of Directors of each Fund recommends that the stockholders vote “FOR” each of the Director Nominees.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

        The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice and this Combined Proxy Statement will be borne by each Fund in proportion to its relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of Common Stock and AMPS of the Funds.

        In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost of approximately $3,500 for each Fund, plus aggregate out-of-pocket expenses of approximately $750 for each Fund.

Quorum

        For Preferred Income and Preferred and Corporate, one-third of the Fund’s shares of Common Stock and AMPS entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum, for Europe, a majority of the Fund’s shares of Common Stock entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum and for Capital and Income, one-third of the Fund’s shares of Common Stock entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum. With respect to Preferred Income and Preferred and Corporate, the quorum requirements must be met with respect to each Fund’s shares of Common Stock and AMPS, each voting separately as a class.

        In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. If, by the time scheduled for a Meeting, a quorum of stockholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the stockholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment

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will require the affirmative vote of a majority of the shares of Common Stock and AMPS, as applicable, of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe that adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s stockholders.

Voting Requirement

        In the case of Preferred Income and Preferred and Corporate, holders of AMPS, voting separately as a class, are entitled to elect the two AMPS Directors designated herein and holders of shares of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors. In the case of Capital and Income and Europe, holders of shares of Common Stock are entitled to elect all Directors.

        Assuming a quorum is present, approval of Item 1. Election of Directors will require the affirmative vote of stockholders holding at least the percentage of shares of Common Stock and AMPS indicated in the chart below. As used in the chart below, a “plurality of the votes” cast means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

Fund	Election of AMPS Directors	Election of Other Directors

Preferred Income	Affirmative vote of a plurality ofthe votes cast by the holders ofAMPS, voting as a separate class	Affirmative vote of a plurality ofthe votes cast by the holders of sharesof Common Stock and AMPS, voting togetheras a single class

Capital and Income	N/A	Affirmative vote of a plurality ofthe votes cast by the holders ofshares of Common Stock

Preferred and Corporate	Affirmative vote of a plurality ofthe votes cast by the holders ofAMPS, voting as a separate class	Affirmative vote of a plurality ofthe votes cast by the holders of shares ofCommon Stock and AMPS, voting togetheras a single class

Europe	N/A	Affirmative vote of a majority of theshares of Common Stock present in personor by proxy at the Meeting

        All shares of Common Stock and AMPS represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares of Common Stock and AMPS will be voted “FOR” the Director Nominees.

9

Broker Non-Votes and Abstentions

        Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on Item 1 before the Meeting. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions have been received, except as limited by agreement or applicable law, with respect to the election of Directors (Item 1) it will do so with respect to shares of Common Stock and AMPS in the same proportion as the votes received from beneficial owners of those shares of Common Stock and AMPS, if applicable, for which instructions have been received, whether or not held in nominee name.

Proxies that are returned to a Fund but that are marked “abstain” will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 for Preferred Income, Capital and Income and Preferred and Corporate, but will be counted as a vote against the Director Nominees for Europe.

Other Matters

        Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at a Meeting or any adjournments thereof, the proxy holders will vote the shares of Common Stock and AMPS represented by properly executed proxies according to their best judgment on those matters.

Independent Registered Public Accounting Firms’ Fees

        D&T has been selected as the independent registered public accounting firm for Capital and Income. E&Y has been selected as the independent registered public accounting firm for Preferred Income, Preferred and Corporate and Europe. D&T and E&Y, in accordance with Independence Standards Board Standard No. 1, have confirmed to each Fund’s Audit Committee that they are the independent registered public accounting firms with respect to the Funds. The SEC’s auditor independence rules require the Audit Committee of each Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund.

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        The first two tables below set forth for each Fund, for its two most recent fiscal years the fees billed by its independent registered public accounting firm for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the Fund’s operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

•	Audit Fees are for the audit of the Fund’s annual financial statements included in the Fund’s reports to stockholders and in connection with statutory and regulatory filings or engagements;
•	Audit-Related Fees include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;
•	Tax Fees include tax compliance, tax advice and tax planning; and
•	All Other Fees are for other products and services provided.

        Each Fund also is required to disclose the total non-audit fees paid to its independent registered public accounting firm for services rendered to the Fund and its Affiliated Service Providers regardless of whether those fees were pre-approved by the Audit Committee.

        The fiscal year end for each Fund is set forth in Exhibit A to this Combined Proxy Statement.

Fees for audit and non-audit services provided directly to the Fund:

Fund	Independent Registered Public Accounting Firm	Audit Fees ($)			Audit-Related Fees ($)				Tax Fees ($)				All Other Fees ($)

		2004	2003		2004		2003		2004		2003		2004	2003
Preferred Income	E&Y	38,000	35,550	†	3,000	*	3,000	†*	5,200	**	5,000	†**	0	0
Capital and Income	D&T	42,400	N/A		0		N/A		5,200	**	N/A		0	N/A
Preferred and Corporate	E&Y	36,000	35,550	††	3,000	*	3,000	††*	5,200	**	5,000	††**	0	0
Europe	E&Y	34,000	38,750		N/A		N/A		5,200	**	5,000	**	0	0

†	For the fiscal period January 23, 2003 (commencement of operations) to October 31, 2003.
††	For the fiscal period May 2, 2003 (commencement of operations) to October 31, 2003.
*	Agreed upon compliance procedures with respect to the Fund’s AMPS.
**	Tax compliance services associated with reviewing the Fund’s tax returns.

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Committee was required:

Fund	Independent Registered Public Accounting Firm	Audit-Related Fees ($)			Tax Fees ($)		All Other Fees ($)

		2004		2003	2004	2003	2004	2003
Preferred Income	E&Y	0		0	0	0	0	0
Capital and Income	D&T	945,000	*	N/A	0	N/A	0	N/A
Preferred and Corporate	E&Y	0		0	0	0	0	0
Europe	E&Y	0		0	0	0	0	0

*	Primarily related to examinations of internal controls and investment management performance returns of Affiliated Service Providers.

11

Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whether pre-approval was required:

Fund	Independent Registered Public Accounting Firm	Aggregate Non-Audit Fees ($)
		2004		2003
Preferred Income	E&Y	2,942,050	*	2,729,000	*
Capital and Income	D&T	12,876,555	**	N/A
Preferred and Corporate	E&Y	2,942,050	*	2,729,000	*
Europe	E&Y	2,942,050	*	2,729,000	*

*	Primarily associated with corporate tax consulting, cash flow analyses, and quality enhancement and education seminars for personnel of Affiliated Service Providers. Fees are also related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS and tax compliance services associated with reviewing the Fund’s tax returns.
**	Primarily associated with project management of non-financial service systems implementations, advisory and management consulting services, and examinations of internal controls and investment management performance returns for Affiliated Service Providers. Fees are also related to tax compliance services associated with reviewing the Fund’s tax returns.

        The Audit Committee of each Fund has reviewed the non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Affiliated Service Providers that were not subject to the Audit Committee’s pre-approval and has determined that the provision of such services is compatible with maintaining the independence of the independent registered public accounting firm.

        Audit Committee’s Pre-Approval Policies and Procedures. The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee services provided to the Fund’s Affiliated Service Providers that relate directly to the services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the Fund or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Audit Committee, as will any other services not subject to general pre-approval (e.g. unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

        Non-audit services provided to a Fund’s Affiliated Service Providers that have a direct impact on the operations or financial reporting of the Fund must be pre-approved by the Audit Committee of ML & Co. in addition to pre-approval by the Fund’s Audit Committee.

        The independent registered public accounting firm annually will provide the Audit Committee with a detailed analysis of all fees paid by ML & Co. and its affiliates.

        Other. Representatives of D&T and E&Y, as applicable, are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

12

Address of Investment Adviser

        The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

        Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-637-3863.

Stockholder Proposals

        Each Fund expects to hold its next Annual Meeting of Stockholders in August 2006. Proposals of Preferred Income, Capital and Income, and Preferred and Corporate stockholders intended to be presented at the meetings must be received by the applicable Fund by March 23, 2006 for inclusion in the Fund’s proxy statement and form of proxy for the meeting. The By-laws of Preferred Income, Capital and Income, and Preferred and Corporate generally require that advance notice be given to the Fund in the event a stockholder desires to transact any business from the floor at an Annual Meeting of Stockholders. With respect to the 2006 Annual Meetings, notice of such business must be in writing and received at the applicable Fund’s principal executive office during the period from April 21, 2006 to May 22, 2006.

        If a stockholder of Europe intends to present a proposal at the 2006 Annual Meeting of Stockholders, which is anticipated to be held in August 2006, and desires to have the proposal included in Europe’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to Europe’s offices by March 23, 2006. The persons named as proxies in the proxy materials for the 2006 Annual Meeting of Stockholders for Europe may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by Europe by June 6, 2006.

        Written proposals and notices should be sent to the Secretary of the applicable Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By Order of the Boards of Directors

ALICE A. PELLEGRINO Secretary of Preferred Income Strategies Fund, Inc., Capital and Income Strategies Fund, Inc., Preferred and Corporate Income Strategies Fund, Inc. and The Europe Fund, Inc.

Dated: July 20, 2005

13

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        Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which these Exhibits are attached.

Exhibit A

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

				Shares Outstanding as of the Record Date
Fund	Fiscal Year End	State of Organization	Meeting Time	Common Stock	AMPS
Preferred Income	October 31	MD	11:30 am	40,593,070	22,000
Capital and Income	December 31	MD	11:45 am	12,830,236	N/A
Preferred and Corporate	October 31	MD	12:00 pm	10,279,189	5,460
Europe	December 31	MD	12:15 pm	10,066,319	N/A

Board and Committee Meetings

        Set forth in the table below is information regarding Board, Audit Committee and Nominating Committee meetings held, current annual and per meeting fees paid to each non-interested Director and the aggregate fees and expenses paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year.

	Board			Audit Committee			Nominating Committee
Fund	No. of Meeting Held*	Annual Fee ($)	Per Meetings Fee ($)**	No. of Meeting Held*	Annual Fee ($)***	Per Meetings Fee ($)**	No. of Meetings Held*	Per Meetings Fee ($)**	Aggregate Fees and Expenses($)
Preferred Income	4	3,000	500	4	1,000	—	0	0	94,534
Capital and Income	4	3,000	500	4	1,000	—	0	0	12,334	†
Preferred and Corporate	4	3,000	500	4	1,000	—	0	0	30,533
Europe	4	3,000	500	4	1,000	—	0	0	13,685

*	Includes telephonic meetings.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***	Does not include the additional fee paid to the Chairman of the Audit Committee.
†	For the period April 30, 2004 (commencement of operations) to December 31, 2004.

A-1

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Exhibit B

INFORMATION PERTAINING TO THE DIRECTOR NOMINEES

Year in Which Each Director Nominee of Each Fund Became a Director

	Preferred Income	Capital and Income	Preferred and Corporate	Europe
David O. Beim	2003	2004	2003	1998
Robert C. Doll, Jr.	2005	2005	2005	2005
James T. Flynn	2003	2004	2003	1999
W. Carl Kester	2003	2004	2003	1998
Karen P. Robards	2003	2004	2003	1998

Compensation of Non-Interested Directors

        Set forth in the table below is information regarding the compensation paid by each Fund to the non-interested Directors for each Fund’s most recently completed fiscal year and the aggregate compensation paid by MLIM/FAM-advised funds to the non-interested Directors for the calendar year ended December 31, 2004.

					Aggregate Compensation from Funds and Other MLIM/FAM- Advised Funds($)
	Compensation from the Fund ($)***

Name	Preferred Income	Capital and Income	Preferred and Corporate	Europe
David O. Beim*	20,865	2,592	6,414	2,889	113,083
James T. Flynn	21,365	3,092	6,914	3,389	121,583
W. Carl Kester	21,365	3,092	6,914	3,389	121,583
Karen P. Robards**	23,459	3,263	7,445	3,539	131,583

*	Chairman of each Fund’s Audit Committee.
**	Chairman of each Fund’s Board.
***	No pension or retirement benefits are accrued as part of Fund expenses.

B-1

Ownership of Shares of Common Stock and AMPS by Director Nominees as of the Record Date

Director-Nominee	Fund	Common Stock	AMPS	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all MLIM/FAM-Advised Funds overseen by each Director-Nominee
Interested Director:
Robert C. Doll, Jr.	Preferred Income	None	None	None	over $100,000
	Capital and Income	None	N/A	None
	Preferred and Corporate	None	None	None
	Europe	None	N/A	None

Non-Interested Directors:
David O. Beim	Preferred Income	None	None	None	over $100,000
	Capital and Income	None	N/A	None
	Preferred and Corporate	None	None	None
	Europe	None	N/A	None

James T. Flynn	Preferred Income	3,300	None	$50,001 - $100,000	over $100,000
	Capital and Income	None	N/A	None
	Preferred and Corporate	2,200	None	$10,001 - $50,000
	Europe	None	N/A	None

W. Carl Kester	Preferred Income	1,000	None	$10,001 - $50,000	$50,001 - $100,000
	Capital and Income	1,000	N/A	$10,001 - $50,000
	Preferred and Corporate	1,000	None	$10,001 - $50,000
	Europe	1,000	N/A	$10,001 - $50,000

Karen P. Robards	Preferred Income	690	N/A	$10,001 - $50,000	over $100,000
	Capital and Income	850	None	$10,001 - $50,000
	Preferred and Corporate	675	N/A	$10,001 - $50,000
	Europe	2,350	None	$10,001 - $50,000

B-2

Exhibit C

INFORMATION PERTAINING TO THE OFFICERS

Name, Address* and Age	Positions Held With Applicable Funds; Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM-Advised Funds and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr.† (50)	President and Director of each Fund since 2005.	President of MLIM/FAM-advised funds since 2005; President of MLIM and FAM since 2001; Co-Head (Americas Region) of MLIM and FAM from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	125 registered investment companies consisting of 169 portfolios	None

Donald C. Burke (45)	Vice President and Treasurer of Capital and Income since 2004; Vice President and Treasurer of Preferred and Preferred and Corporate since 2003; Vice President and Treasurer of Europe since 1999.	.First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director since 2004; Vice President of FAM Distributors, Inc. (“FAMD”) FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.	130 registered investment companies consisting of 174 portfolios	None

John D. Burger (43)	Vice President and Co-Portfolio Manager of Preferred and Preferred and Corporate since 2003.	Managing Director of MLIM since 2000; and Director (Global Fixed Income) of MLIM since 1998.	11 registered investment companies consisting of 8 portfolios	None

C-1

Name, Address* and Age	Positions Held With Applicable Funds; Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM-Advised Funds and Portfolios Overseen	Public Directorships
Thomas Musmanno (36)	Vice President and Co-Portfolio Manager of Preferred and Preferred and Corporate since 2003.	Director (Global Fixed Income) of MLIM since 2004; Vice President of MLIM from 1997 to 2004.	8 registered investment companies consisting of 6 portfolios	None

Gavin Corr (37)	Vice President and Portfolio Manager of Europe since 2005.	Managing Director of MLIM since 2005. Fund Manager of Morley Fund Management from 2002 to 2004; Chief Investment Director of International Mutual Funds at American Express Asset Management from 1995 to 2002.	3 registered investment companies consisting of 1 portfolio	None

Kevin Rendino (38)	Vice President of Capital and Income since 2005.	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000.	8 registered investment companies consisting of 4 portfolios	None

Robert Martorelli (48)	Vice President of Capital and Income since 2005.	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000.	5 registered investment companies consisting of 3 portfolios	None

John Burger (43)	Vice President of Capital and Income since 2005.	Managing Director of MLIM since 2004; Director (Global Fixed Income) of MLIM from 1998 to 2004; Vice President of MLIM from 1993 to 1998.	11 registered investment companies consisting of 8 portfolios	None

Romualdo Roldan (58)	Vice President of Capital and Income since 2005.	Vice President of MLIM since 1998; Portfolio Manager of MLIM since 1999; Senior Vice President of Santander Investments from 1995 to 1998.	2 registered investment companies consisting of 2 portfolios	None

Patrick Maldari (43)	Vice President of Capital and Income since 2005.	Managing Director of MLIM since 2000; Director (Global Fixed Income) of MLIM from 1997-2000.	9 registered investment companies consisting of 5 portfolios	None

C-2

Name, Address* and Age	Positions Held With Applicable Funds; Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM-Advised Funds and Portfolios Overseen	Public Directorships
Jeffrey Hiller (53)	Chief Compliance Officer of each Fund since 2004.	Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange Commission’s Division of Enforcement in Washington, D.C. from 1990 to 1995.	131 registered investment companies consisting of 175 portfolios	None

Alice A. Pellegrino (45)	Secretary of each Fund since 2004.	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and Princeton Services since 2004.	127 registered investment companies consisting of 171 portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of each Fund.
†	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with FAM, MLIM, Princeton Services and Princeton Administrators.

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Exhibit D

AUDIT COMMITTEE CHARTER

        This document serves as the Charter for the Audit Committee of each fund (the “Fund”) advised by Merrill Lynch Investment Managers, L.P., Fund Asset Management, L.P., or any affiliated investment adviser (the “investment adviser”) listed on Appendix A hereto (each such Charter being a separate Charter). The Board of Directors/Trustees of each Fund (the “Board”) has adopted the following Audit Committee Charter (the “Charter”).

I. Composition of the Audit Committee

        The Audit Committee shall be composed of at least three Directors/Trustees:

(a)	each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”) (each, an “Independent Director”);

(b)	each of whom shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board or any committee thereof and fixed amounts of compensation under a retirement plan for prior service with a Fund listed or quoted on a stock exchange or market quotation system (“Listed Fund”)); and

(c)	each of whom shall satisfy the independence and experience requirements for any stock exchange or market quotation system on which Fund shares are or become listed or quoted.

        The Board shall use its best efforts to ensure that at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in rules of the Securities and Exchange Commission. For those Funds listed on the New York Stock Exchange, no member of the Audit Committee may serve on more than three public company audit committees unless the Board determines that such simultaneous service would not impair the ability of such member to serve effectively on the Audit Committee.

II. Purposes of the Audit Committee

        The Audit Committee shall be responsible for:

(1)	assisting Board oversight of the

(a)	integrity of the Fund’s financial statements;

(b)	Fund’s compliance with legal and regulatory requirements;

(c)	independent accountants’ qualifications and independence; and

(d)	performance of the Fund’s internal audit function and the Fund’s independent accountants; and

(2)	[for Listed Funds] preparation, or overseeing the preparation of, any audit committee report required by rules of the Securities and Exchange Commission to be included in the Fund’s proxy statement for its annual meeting of shareholders.

D-1

III. Responsibilities and Duties of the Audit Committee

        The Fund’s independent accountants shall report directly to the Audit Committee.

        As may be necessary or appropriate to carry out its purposes, or to comply with applicable law or the requirements of any securities exchange or market quotation system on which Fund shares are or may become listed or quoted, the Audit Committee shall have the following responsibilities and duties:

(a)	the appointment, compensation, retention and oversight of the work of the Fund’s independent accountants, including the resolution of disagreements between management and the independent accountants regarding financial reporting;

(b)	to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the Independent Directors ratify such selection;

(c)	to pre-approve (i) all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent accountants and (ii) all permissible non-audit services to be provided by the Fund’s independent accountants to the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund;

(d)	if determined to be advisable, to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e)	to consider whether each non-audit service provided by the Fund’s independent accountants to the Fund and to the Fund’s investment adviser or any adviser affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f)	to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants;

(g)	to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(h)	[for Listed Funds] to meet to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent accountants, including the Fund’s disclosure of management’s discussion of Fund performance;

D-2

(i)	to review with the Fund’s independent accountants any audit problems or difficulties the accountants may have encountered during or relating to the conduct of the audit, including any matters required to be discussed pursuant to Statement of Accounting Standards No. 61, or any subsequent Statement, and management’s response;

(j)	to establish and administer policies and procedures relating to the hiring by the Fund, its investment adviser, or any administrator that is an adviser affiliate of employees or former employees of the Fund’s independent accountants;

(k)	to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(l)	to request, receive and/or review from the Fund’s independent accountants such other materials as may be deemed necessary or advisable in the discretion of the Committee in the exercise of its duties under this Charter; such materials may (but are not required to) include, without limitation, any other material written communications bearing on the Fund’s financial statements, or internal or disclosure controls, between the independent accountants and the Fund, the investment adviser, the Fund’s sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences;

(m)	at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the investment adviser and adviser affiliates (to assess the independence of the Fund’s independent accountants);

(n)	[for Listed Funds] to discuss in general the Fund’s earnings press releases, as well as any financial information and earnings guidance provided to analysts and rating agencies, if any (e.g. , the types of information to be disclosed and the type of presentation to be made);

(o)	to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s investment adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(p)	to address reports received from attorneys in accordance with procedures adopted by the Fund’s investment adviser relating to the possible violation of federal or state law or fiduciary duty;

(q)	[for Listed Funds] to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management;

D-3

(r)	[for Listed Funds] to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange or market quotation system on which Fund shares are or become listed or quoted;

(s)	on an annual basis, to review and reassess the adequacy of this Charter, recommend any changes to the Board, and evaluate the performance of the Audit Committee; and

(t)	to perform such other functions and to have such other powers consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s By-laws, as amended, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

        The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the Securities Exchange Act of 1934. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

        The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

        Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

        In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Board reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Board reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board.

D-4

IV. Meetings

        The Audit Committee shall meet on a regular basis but no less frequently than annually. The Audit Committee periodically shall meet separately with the Fund’s independent accountants, Fund management, and representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee may hold special meetings at such times as the Audit Committee believes necessary or appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V. Assistance from Fund Management; Authority to Engage Advisers; Funding

        The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

VI. Reporting

        The Chairman or Chairwoman of the Audit Committee shall report to the Board on the results of its deliberations and make such recommendations as deemed necessary or appropriate.

VII. Amendments

        This Charter may be amended or modified from time to time by vote of the Board.

Dated: February 25, 2005 (Cluster D)

D-5

APPENDIX A

Closed-end Listed Funds	Closed-end (non-listed) Funds	Open-end funds

Europe Fund, Inc.

Capital and Income Strategies Fund, Inc.

Preferred Income Strategies Fund, Inc.

Preferred & Corporate Income Strategies Fund, Inc.

Enhanced Equity Yield Fund, Inc.

Enhanced Equity Yield & Premium Fund, Inc.

Multi-Strategy Hedge Opportunities LLC Multi-Strategy Hedge Advantage LLC

FDP Series, Inc.
   MFS International FDP Fund
   Marsico Growth FDP Fund
   Van Kampen Value FDP Fund
   Franklin Templeton Total Return FDP Fund

Master Real Investment Trust
   ML Real Investment Fund

Master Inflation Protected Trust
   ML Inflation Protected Fund

GNMA Fund Investment Accumulation Program, Inc.

ML Principal Protected Trust
   ML Basic Value Principal Protected Fund
   ML Fundamental Growth Principal Protected Fund
   ML Core Principal Protected Fund

Mercury Master Trust
   Master International Portfolio
   Master Small Cap Growth Portfolio

Mercury Funds, Inc.
   ML International Fund
   ML Small Cap Growth Fund

Master Institutional Money Market Trust
   Master Premier Institutional Fund
   Master Institutional Fund
   Master Institutional Tax-Exempt Fund
   Master Government Fund
   Master Treasury Fund

ML Funds for Institutions Series
   ML Premier Institutional Fund
   ML Institutional Fund
   ML Institutional Tax-Exempt Fund
   ML Government Fund
   ML Treasury Fund

D-6

CHARTER OF THE NOMINATING COMMITTEE

ORGANIZATION

The Nominating Committee (the “Committee”) of the Board of Directors/Trustees for the registered investment companies (each a “Fund” and collectively, the “Funds”) listed on Exhibit A attached hereto shall be composed solely of Directors/Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are “independent” as defined in the New York Stock Exchange and the American Stock Exchange (each, an “Exchange”) listing standards (if applicable) (“Independent Directors”). The Board of Directors/Trustees of the Fund (the “Board”) shall appoint the members of the Committee (which may or may not be all of the Independent Directors) and shall designate the Chairman of the Committee. The Committee shall have authority to retain outside counsel and other advisors the Committee deems appropriate and shall have the sole authority to approve the compensation and other terms of their retention.

RESPONSIBILITIES

The Committee shall identify individuals qualified to serve as Independent Directors of the Fund and shall recommend its nominees for consideration by the full Board.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

In identifying and evaluating a person as a potential nominee to serve as an Independent Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;
•	the character and integrity of the person;
•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund;
•	whether or not the person has any relationships that might impair his or her independence, such as any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;
•	whether or not the person is financially literate pursuant to the applicable Exchange’s audit committee membership standards;
•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes;

E-1

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;
•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policy.

While the Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund which include biographical information and set forth the qualifications of the proposed nominee. The Secretary of the Fund will forward all nominations received to the Committee.

QUORUM

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be nominated as an Independent Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and, where appropriate, to the Independent Directors.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: February 18, 2004

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EXHIBIT A

Closed-end Listed Funds	Closed-end (non-listed) Funds	Open-end funds

Europe Fund, Inc.

Capital and Income Strategies Fund, Inc.

Preferred Income Strategies Fund, Inc.

Preferred & Corporate Income Strategies Fund, Inc.

Enhanced Equity Yield Fund, Inc.

Enhanced Equity Yield & Premium Fund, Inc.

Multi-Strategy Hedge Opportunities LLC Multi-Strategy Hedge Advantage LLC

FDP Series, Inc.
   MFS International FDP Fund
   Marsico Growth FDP Fund
   Van Kampen Value FDP Fund
   Franklin Templeton Total Return FDP Fund

Master Real Investment Trust
   ML Real Investment Fund

Master Inflation Protected Trust
   ML Inflation Protected Fund

GNMA Fund Investment Accumulation Program, Inc.

ML Principal Protected Trust
   ML Basic Value Principal Protected Fund
   ML Fundamental Growth Principal Protected Fund
   ML Core Principal Protected Fund

Mercury Master Trust
   Master International Portfolio
   Master Small Cap Growth Portfolio

Mercury Funds, Inc.
   ML International Fund
   ML Small Cap Growth Fund

Master Institutional Money Market Trust
   Master Premier Institutional Fund
   Master Institutional Fund
   Master Institutional Tax-Exempt Fund
   Master Government Fund
   Master Treasury Fund

ML Funds for Institutions Series
   ML Premier Institutional Fund
   ML Institutional Fund
   ML Institutional Tax-Exempt Fund
   ML Government Fund
   ML Treasury Fund

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COMMON STOCK

PREFERRED INCOME STRATEGIES FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Preferred Income Strategies Fund, Inc. (the “Fund”) held of record by the undersigned on June 24, 2005, at the annual meeting of stockholders of the Fund to be held on August 23, 2005 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEM 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |_| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) David O. Beim 02) James T. Flynn 03) Karen P. Robards

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2005

X________________________________________ Signature

X________________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET
PREFERRED STOCK

PREFERRED INCOME STRATEGIES FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of Preferred Income Strategies Fund, Inc. (the “Fund”) held of record by the undersigned on June 24, 2005, at the annual meeting of stockholders of the Fund to be held on August 23, 2005 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEM 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |_| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) David O. Beim 02) Robert C. Doll, Jr. 03) James T. Flynn 04) W. Carl Kester 05) Karen P. Robards

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2005

X________________________________________ Signature

X________________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

CAPITAL AND INCOME STRATEGIES FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Capital and Income Strategies Fund, Inc. (the “Fund”) held of record by the undersigned on June 24, 2005, at the annual meeting of stockholders of the Fund to be held on August 23, 2005 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEM 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |_| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) David O. Beim 02) Robert C. Doll, Jr. 03) James T. Flynn 04) W. Carl Kester 05) Karen P. Robards

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2005

X________________________________________ Signature

X________________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMMON STOCK

PREFERRED AND CORPORATE
INCOME STRATEGIES FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Preferred and Corporate Income Strategies Fund, Inc. (the “Fund”) held of record by the undersigned on June 24, 2005, at the annual meeting of stockholders of the Fund to be held on August 23, 2005 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEM 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |_| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) David O. Beim 02) James T. Flynn 03) Karen P. Robards

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2005

X________________________________________ Signature

X________________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET
PREFERRED STOCK

PREFERRED AND CORPORATE
INCOME STRATEGIES FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of Preferred and Corporate Income Strategies Fund, Inc. (the “Fund”) held of record by the undersigned on June 24, 2005, at the annual meeting of stockholders of the Fund to be held on August 23, 2005 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEM 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |_| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) David O. Beim 02) Robert C. Doll, Jr. 03) James T. Flynn 04) W. Carl Kester 05) Karen P. Robards

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2005

X________________________________________ Signature

X________________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

THE EUROPE FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of The Europe Fund, Inc. (the “Fund”) held of record by the undersigned on June 24, 2005, at the annual meeting of stockholders of the Fund to be held on August 23, 2005 or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEM 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |_| or |X| in blue or black ink.

1. ELECTION OF DIRECTORS

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01) David O. Beim 02) Robert C. Doll, Jr. 03) James T. Flynn 04) W. Carl Kester 05) Karen P. Robards

2. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2005

X________________________________________ Signature

X________________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.